UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-07723
Worldwide Health Sciences Portfolio
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
August 31
Date of Fiscal Year End
August 31, 2011
Date of Reporting Period

Item 1. Reports to Stockholders

Worldwide Health Sciences Portfolio

August 31, 2011

Portfolio of Investments

Common Stocks — 91.34%

			Percentage of
Security	Shares	Value	Net Assets

Major Capitalization – Europe — 20.71%(1)

Elan Corp. PLC ADR(2)	1,288,200	$13,745,094	1.34%
Novartis AG	1,326,000	77,370,776	7.54
Roche Holding AG PC	323,000	56,481,079	5.51
Sanofi SA	494,739	36,080,324	3.52
Shire PLC ADR	229,700	22,303,870	2.17
Teva Pharmaceutical Industries, Ltd. ADR	155,200	6,419,072	0.63

		$212,400,215	20.71%

Major Capitalization – Far East — 7.29%(1)

Mitsubishi Tanabe Pharma Corp.	3,205,200	$54,139,915	5.28%
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	11,200,000	14,061,845	1.37
Sinopharm Group Co., Ltd., Class H	2,687,100	6,532,824	0.64

		$74,734,584	7.29%

Major Capitalization – North America — 43.97%(1)

Aetna, Inc.	476,800	$19,086,304	1.86%
Allergan, Inc.	610,000	49,904,100	4.87
Baxter International, Inc.	190,000	10,636,200	1.04
Bristol-Myers Squibb Co.	1,245,600	37,056,600	3.61
Cardinal Health, Inc.	185,000	7,862,500	0.77
Celgene Corp.(2)	240,000	14,272,800	1.39
Express Scripts, Inc.(2)	375,000	17,602,500	1.72
HCA Holdings, Inc.(2)	330,000	6,609,900	0.64
Hospira, Inc.(2)	205,000	9,471,000	0.92
Humana, Inc.	185,000	14,363,400	1.40
Illumina, Inc.(2)	310,000	16,151,000	1.57
Life Technologies Corp.(2)	321,800	13,515,600	1.32
McKesson Corp.	97,000	7,753,210	0.76
Merck & Co., Inc.	1,085,100	35,938,512	3.50
Mylan, Inc.(2)	350,000	7,266,000	0.71
Pfizer, Inc.	2,275,000	43,179,500	4.21
Pharmasset, Inc.(2)	80,000	10,505,600	1.02
Stryker Corp.	220,000	10,744,800	1.05
Thermo Fisher Scientific, Inc.(2)	363,200	19,950,576	1.95
UnitedHealth Group, Inc.	650,000	30,888,000	3.01
Watson Pharmaceuticals, Inc.(2)	356,000	23,894,720	2.33
WellPoint, Inc.	510,000	32,283,000	3.15
Zimmer Holdings, Inc.(2)	210,000	11,946,900	1.17

		$450,882,722	43.97%

Small & Mid Capitalization – Europe — 3.82%(1)

Given Imaging, Ltd.(2)	500,000	$7,750,000	0.76%
Hikma Pharmaceuticals PLC	1,019,000	9,964,952	0.97
Medivir AB, Class B(2)	164,100	2,508,056	0.24
Warner Chilcott PLC, Class A	1,110,600	18,946,836	1.85

		$39,169,844	3.82%

Small & Mid Capitalization – Far East — 7.67%(1)

Nichi-Iko Pharmaceutical Co., Ltd.	865,000	$23,268,440	2.27%
Sawai Pharmaceutical Co., Ltd.	315,000	32,225,170	3.14
Towa Pharmaceutical Co., Ltd.	470,000	23,155,030	2.26

		$78,648,640	7.67%

Small & Mid Capitalization – North America — 7.88%(1)

Align Technology, Inc.(2)	675,000	$12,892,500	1.26%
BioMarin Pharmaceutical, Inc.(2)	715,900	21,179,902	2.06
Exact Sciences Corp.(2)	800,000	6,184,000	0.60
Human Genome Sciences, Inc.(2)	436,000	5,611,320	0.55
Incyte Corp.(2)	1,163,000	18,689,410	1.82
NPS Pharmaceuticals, Inc.(2)	1,134,500	8,463,370	0.82
PerkinElmer, Inc.	155,000	3,544,850	0.35
Sequenom, Inc.(2)	700,000	4,291,000	0.42

		$80,856,352	7.88%

Total Common Stocks
(identified cost $811,226,457)		$936,692,357

Call Options Purchased — 0.00%

	Number of	Strike	Expiration		Percentage of
Description	Contracts	Price	Date	Value	Net Assets

Small & Mid Capitalization – North America — 0.00%(1)

Orchid Cellmark, Inc.(2)(3)	649	$8.05	9/20/11	$0	0.00%
Orchid Cellmark, Inc.(2)(3)	1,600	21.70	12/12/11	0	0.00

Total Call Options Purchased
(identified cost $0)				$0

See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2011

Portfolio of Investments — continued

Short-Term Investments — 8.35%

	Interest		Percentage of
Description	(000’s Omitted)	Value	Net Assets

Eaton Vance Cash Reserves Fund, LLC, 0.08%(4)	$85,682	$85,681,951	8.35%

Total Short-Term Investments
(identified cost $85,681,951)		$85,681,951

Total Investments
(identified cost $896,908,408)		$1,022,374,308	99.69%

Other Assets, Less Liabilities		$3,155,440	0.31%

Net Assets		$1,025,529,748	100.00%

ADR	- American Depositary Receipt
PC	- Participation Certificate

(1)	Major Capitalization is defined as market value of $5 billion or more. Small & Mid Capitalization is defined as market value less than $5 billion.

(2)	Non-income producing security.

(3)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2011.

See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2011

Statement of Assets and Liabilities

Assets	August 31, 2011

Unaffiliated investments, at value (identified cost, $811,226,457)	$936,692,357
Affiliated investment, at value (identified cost, $85,681,951)	85,681,951
Dividends receivable	504,900
Interest receivable from affiliated investment	3,940
Tax reclaims receivable	3,740,081

Total assets	$1,026,623,229

Liabilities

Payable to affiliates:
Investment adviser fee	$660,922
Management fee	305,040
Accrued expenses	127,519

Total liabilities	$1,093,481

Net Assets applicable to investors’ interest in Portfolio	$1,025,529,748

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$899,354,270
Net unrealized appreciation	126,175,478

Total	$1,025,529,748

See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2011

Statement of Operations

Year Ended
Investment Income	August 31, 2011

Dividends (net of foreign taxes, $1,148,404)	$22,626,122
Interest allocated from affiliated investment	40,777
Expenses allocated from affiliated investment	(4,230)

Total investment income	$22,662,669

Expenses

Investment adviser fee	$10,944,694
Administration fee	2,175,804
Management fee	305,040
Trustees’ fees and expenses	36,544
Custodian fee	321,180
Legal and accounting services	121,772
Miscellaneous	25,500

Total expenses	$13,930,534

Deduct —
Reduction of custodian fee	$49
Waiver of investment adviser fee	624,701

Total expense reductions	$624,750

Net expenses	$13,305,784

Net investment income	$9,356,885

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$95,845,137
Investment transactions allocated from affiliated investment	1,726
Foreign currency transactions	(806,696)

Net realized gain	$95,040,167

Change in unrealized appreciation (depreciation) —
Investments	$38,661,871
Foreign currency	639,355

Net change in unrealized appreciation (depreciation)	$39,301,226

Net realized and unrealized gain	$134,341,393

Net increase in net assets from operations	$143,698,278

See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2011

Statements of Changes in Net Assets

	Year Ended August 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income (loss)	$9,356,885	$(2,368,770)
Net realized gain from investment and foreign currency transactions	95,040,167	67,003,143
Net change in unrealized appreciation (depreciation) from investments and foreign currency	39,301,226	(5,990,326)

Net increase in net assets from operations	$143,698,278	$58,644,047

Capital transactions —
Contributions	$16,518,692	$15,272,246
Withdrawals	(182,959,807)	(198,132,953)

Net decrease in net assets from capital transactions	$(166,441,115)	$(182,860,707)

Net decrease in net assets	$(22,742,837)	$(124,216,660)

Net Assets

At beginning of year	$1,048,272,585	$1,172,489,245

At end of year	$1,025,529,748	$1,048,272,585

See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2011

Supplementary Data

	Year Ended August 31,

Ratios/Supplemental Data	2011		2010	2009	2008		2007

Ratios (as a percentage of average daily net assets):
Expenses(1)	1.21	%(2)	1.32%	1.34%	0.81	%(2)	0.62	%(2)
Net investment income (loss)	0.85	%(3)	(0.21)%	(0.28)%	0.39%		0.28%
Portfolio Turnover	43%		48%	54%	69%		46%

Total Return	14.00%		5.22%	(5.67)%	7.62%		8.76%

Net assets, end of year (000’s omitted)	$1,025,530		$1,048,273	$1,172,489	$1,664,556		$1,841,728

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(2)	The investment adviser waived a portion of its investment adviser fee (equal to 0.06% of average daily net assets for the year ended August 31, 2011 and less than 0.01% of average daily net assets for the years ended August 31, 2008 and 2007).
(3)	Includes special dividends equal to 0.68% of average daily net assets.

See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Worldwide Health Sciences Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2011, Eaton Vance Worldwide Health Sciences Fund held an interest of 99.7% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of August 31, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

Worldwide Health Sciences Portfolio

August 31, 2011

Notes to Financial Statements — continued

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by OrbiMed Advisors LLC (OrbiMed) as compensation for investment advisory services rendered to the Portfolio. Pursuant to the amended and restated investment advisory agreement between the Portfolio and OrbiMed effective August 1, 2011, the fee is computed at an annual rate of 0.50% of the Portfolio’s average daily net assets up to $500 million, 0.47% on net assets of $500 million but less than $1 billion, 0.43% on net assets of $1 billion but less than $1.5 billion and at reduced rates on average daily net assets of $1.5 billion or more, and is payable monthly. In addition, OrbiMed’s fee is subject to an upward or downward performance adjustment of up to 0.15% of the average daily net assets of the Portfolio depending on whether, and to what extent, the investment performance of the Portfolio differs by at least one percentage point from the record of the MSCI World Health Care Index over a 36-month performance period, except during the transition period (i.e., the 36-month period ended July 31, 2014). During the transition period, the performance adjustment is based on the blended record of (i) the S&P 500 Index for the period prior to August 1, 2011 and (ii) the MSCI World Health Care Index for the period after August 1, 2011. Prior to August 1, 2011, OrbiMed received a fee equal to 1.00% annually of the Portfolio’s average daily net assets up to $30 million, 0.90% of the next $20 million, 0.75% of the next $450 million, 0.70% on net assets of $500 million but less than $1 billion, 0.65% on net assets of $1 billion but less than $1.5 billion and at reduced rates on average daily net assets of $1.5 billion or more, and was payable monthly. In addition, OrbiMed’s fee was subject to an upward or downward performance adjustment of up to 0.25% of the average daily net assets of the Portfolio based upon the investment performance of the Portfolio compared to the S&P 500 Index over a 36-month performance period. The Portfolio invests its cash in Cash Reserves Fund. EVM does not receive a fee for advisory services provided to Cash Reserves Fund. For the year ended August 31, 2011, the Portfolio’s investment adviser fee amounted to $10,944,694 or 0.99% of the Portfolio’s average daily net assets, including an upward performance adjustment of $3,145,387.

OrbiMed had also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker/dealers in execution of security transactions attributed to the Portfolio that was consideration for third-party research services. For the year ended August 31, 2011, OrbiMed waived $624,701 of its investment adviser fee.

Effective August 1, 2011, the management fee is earned by EVM, as compensation for administrative, compliance and oversight services rendered to the Portfolio. The fee is computed at an annual rate of 0.375% of the Portfolio’s average daily net assets up to $500 million, 0.34% on net assets of $500 million but less than $1 billion, 0.31% on net assets of $1 billion but less than $1.5 billion and at reduced rates on average daily net assets of $1.5 billion or more. For the period from August 1, 2011 through August 31, 2011, the management fee amounted to $305,040 or 0.36% (annualized) of the Portfolio’s average daily net assets. Prior to August 1, 2011, EVM earned an administration fee as compensation for administrative services rendered to the Portfolio. The fee was computed at an annual rate of 0.225% of the Portfolio’s average daily net assets up to $500 million, 0.208% on net assets of $500 million but less than $1 billion, 0.192% on net assets of $1 billion but less than $1.5 billion and at reduced rates on average daily net assets of $1.5 billion or more. For the period from September 1, 2010 through July 31, 2011, the administration fee amounted to $2,175,804 or 0.21% (annualized) of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of OrbiMed’s or EVM’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser, administration and management fees. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

Worldwide Health Sciences Portfolio

August 31, 2011

Notes to Financial Statements — continued

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $458,958,363 and $673,737,009, respectively, for the year ended August 31, 2011.

4 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at August 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$898,062,400

Gross unrealized appreciation	$164,968,084
Gross unrealized depreciation	(40,656,176)

Net unrealized appreciation	$124,311,908

The net unrealized appreciation on foreign currency transactions at August 31, 2011 on a federal income tax basis was $709,578.

5 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million ($600 million effective September 12, 2011) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% (0.08% effective September 12, 2011) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2011.

6 Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

7 Concentration of Risk

As the Portfolio concentrates its investments in medical research and the health care industry, it will likely be affected by events that adversely affect that industry. The Portfolio has historically held fewer than 60 stocks at any one time; therefore, it is more sensitive to developments affecting particular stocks than would be a more broadly diversified fund. These developments include product obsolescence, the failure of the issuer to develop new products and the expiration of patent rights. The value of the Portfolio’s shares can also be impacted by regulatory activities that affect health sciences companies.

8 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

Worldwide Health Sciences Portfolio

August 31, 2011

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Major Capitalization – Europe	$42,468,036	$169,932,179		$—	$212,400,215
Major Capitalization – Far East	—	74,734,584		—	74,734,584
Major Capitalization – North America	450,882,722	—		—	450,882,722
Small & Mid Capitalization – Europe	26,696,836	12,473,008		—	39,169,844
Small & Mid Capitalization – Far East	—	78,648,640		—	78,648,640
Small & Mid Capitalization – North America	80,856,352	—		—	80,856,352

Total Common Stocks	$600,903,946	$335,788,411	*	$—	$936,692,357

Call Options Purchased	$—	$—		$0	$0
Short-Term Investments	—	85,681,951		—	85,681,951

Total Investments	$600,903,946	$421,470,362		$0	$1,022,374,308

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The only Level 3 activity during the year ended August 31, 2011 was the expiration of a call option that was valued at $0 at August 31, 2010, with no gain or loss to the Portfolio. At August 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

Worldwide Health Sciences Portfolio

August 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Worldwide Health Sciences Portfolio:

We have audited the accompanying statement of assets and liabilities of Worldwide Health Sciences Portfolio (the “Portfolio”), including the portfolio of investments, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended August 31, 2007 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and supplementary data in their report dated October 15, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Worldwide Health Sciences Portfolio as of August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 17, 2011

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Special Meeting of Shareholders

Eaton Vance Worldwide Health Sciences Fund

The Fund held a Special Meeting of Shareholders on July 1, 2011 to approve an amended and restated investment advisory agreement between OrbiMed Advisors LLC (“OrbiMed”) and Worldwide Health Sciences Portfolio (the “Portfolio”), the registered investment company in which the Fund invests, and to approve a new management agreement between Eaton Vance Management (“EVM”) and the Portfolio, which will replace the current administration agreement between EVM and the Portfolio. The results of the vote were as follows:

	Number of Shares
				Uninstructed
	Affirmative	Against	Abstain	Shares*

Proposal 1: To approve an amended and restated investment advisory agreement between OrbiMed and the Portfolio.	38,229,089	1,208,784	1,726,383	13,618,638
Proposal 2: To approve a new management agreement between EVM and the Portfolio.	37,833,118	1,593,591	1,737,546	13,618,638

Worldwide Health Sciences Portfolio

The Portfolio held a Special Meeting of Interestholders on July 1, 2011 to approve an amended and restated Investment Advisory Agreement between OrbiMed and the Portfolio and to approve a new management agreement between EVM and the Portfolio, which will replace the current administration agreement between EVM and the Portfolio. The results of the vote were as follows:

	Interest in the Portfolio
				Uninstructed
	Affirmative	Against	Abstain	Shares*

Proposal 1: To approve an amended and restated investment advisory agreement between OrbiMed and the Portfolio.	70%	2%	3%	25%
Proposal 2: To approve a new management agreement between EVM and the Portfolio.	69%	3%	3%	25%

*	Uninstructed shares (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a vote against the Proposals. Uninstructed shares are sometimes referred to as broker non-votes. Abstentions were also treated in this manner.

Results are rounded to the nearest whole number.

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At an in-person meeting held on February 7, 2011, the Board of Trustees (the “Board”) of the Worldwide Health Sciences Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Worldwide Health Sciences Fund (the “Fund”) invests, including a majority of the Independent Trustees, considered a proposal to approve an amended and restated investment advisory agreement pursuant to which OrbiMed Advisors LLC (“OrbiMed”) will continue to provide investment advisory services to the Portfolio (the “Proposed OrbiMed Agreement”) and a new management agreement with Eaton Vance Management (“EVM”) pursuant to which EVM will be responsible for the administration, compliance and oversight of the Portfolio (the “Proposed EVM Agreement”). The Board of the Fund also considered a proposal to approve a new agreement for administrative services with EVM (the “New Administration Agreement”). The Proposed OrbiMed Agreement and the Proposed EVM Agreement (collectively, the “New Agreements”) are subject to approval by shareholders of the Fund (as an interestholder of the Portfolio) and, if approved by shareholders, would replace the current advisory agreement between OrbiMed and the Portfolio and the current administration agreement between EVM and the Portfolio (collectively, the “Current Agreements”). At such time, the New Administration Agreement also would become effective. The Board reviewed information with respect to the Fund, the Portfolio and the approval of other investment advisory agreements for other Eaton Vance Funds that was furnished by OrbiMed and EVM for meetings in 2010 and in February 2011. Such information included, among other things, the following:

Information about Fees and Expenses

•	The advisory and related fees to be paid by the Fund and the Portfolio and the anticipated expense ratio of the Fund and the Portfolio;
•	Comparative information concerning fees charged by EVM and its affiliates and OrbiMed for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Fund and the Portfolio, and concerning fees charged by other advisers for managing funds similar to the Fund and the Portfolio;
•	Profitability analyses for EVM and OrbiMed with respect to the Fund and the Portfolio;

Information about Portfolio Management

•	Descriptions of the investment management services to be provided to the Fund and the Portfolio, including the investment strategies and processes to be employed;
•	Information concerning the allocation of brokerage and the benefits expected to be received by EVM and OrbiMed as a result of brokerage allocation for the Fund, including information concerning the acquisition of research through “soft dollar” and/or client commission arrangements in connection with the Fund’s brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;
•	Data relating to portfolio turnover rates of the Fund;
•	The procedures and processes to be used to determine the fair value of Fund and Portfolio assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about EVM and OrbiMed

•	Reports detailing the financial results and condition of EVM and OrbiMed;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund and the Portfolio, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of EVM and its affiliates and OrbiMed, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of EVM’s and OrbiMed’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by EVM and its affiliates and OrbiMed on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of EVM and its affiliates and OrbiMed;
•	A description of EVM’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by EVM and its affiliates and OrbiMed;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by EVM or the administrator; and
•	The terms of the New Agreements.

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Board of Trustees’ Contract Approval — continued

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the New Agreements, including their fee structures, are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the terms of the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services provided to the Portfolio by OrbiMed and to the Portfolio and the Fund by EVM. The Board considered that since the inception of the Portfolio, the Board has viewed OrbiMed and EVM as providing a package of inter-related services that together are necessary and appropriate for the management of the Portfolio and administration of the Fund.

The Board also considered OrbiMed’s and EVM’s management capabilities and OrbiMed’s investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board noted OrbiMed’s experience in managing health sciences portfolios and the experience of the large group of professional and support staff including portfolio managers, traders and analysts who provide services under the investment advisory agreement. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at OrbiMed were appropriate to fulfill effectively its duties on behalf of the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of OrbiMed to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of OrbiMed, EVM and their respective affiliates. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of OrbiMed and EVM and their affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by OrbiMed and EVM, taken as a whole, are appropriate and consistent with the terms of the New Agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2010 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including the management and administrative fee rates, to be payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2010, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses throughout the Eaton Vance fund complex level.

In approving the New Agreements, the Board considered and accepted the recommendation from OrbiMed and EVM to change the benchmark index from the S&P 500 Composite Stock Price Index (the “S&P 500 Index”) to the MSCI World Health Care Index (the “MSCI Index”) on the basis that the composition of the Portfolio, including the universe of securities considered for investment by the Portfolio, more closely resembles the MSCI Index than the S&P 500 Index and, accordingly, the interests of the Portfolio and OrbiMed would be more closely aligned by changing the benchmark index. The Board noted that the MSCI currently is the secondary index for the Fund.

In considering the management fees and the Fund’s estimated total expense ratio, the Board noted that the advisory fee is subject to a performance-based adjustment that is intended to align the interests of OrbiMed with the interests of shareholders and that the performance-based adjustment varies based on whether the Fund outperforms or underperforms its benchmark index by at least 1.00% and based on its average daily net assets over the entire performance measurement period. The Board further noted that, for the performance measurement period ended September 30, 2010, the performance-based adjustment had a material effect on the amount of management fees and the total expense ratio of the Fund. The Board also took into consideration that the aggregate of all fees to be payable to OrbiMed and EVM under the New Agreements would be lower than the aggregate fees payable under the Current Agreements, except to the extent that such fees may vary by reason of the change in the benchmark index to be used in determining the performance fee adjustment under the Proposed OrbiMed Agreement and that under the Proposed EVM Agreement, EVM is contractually undertaking additional obligations for which compensation to EVM is appropriate.

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Board of Trustees’ Contract Approval — continued

After reviewing the foregoing information, and in light of the nature, extent and quality of the package of inter-related services to be provided by OrbiMed and EVM under the New Agreements, the Board concluded that the management fees proposed to be charged for services provided pursuant to the New Agreements are reasonable.

Profitability

The Board reviewed the level of profits realized, and projected to be realized, by OrbiMed and EVM and their respective affiliates in providing services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized by OrbiMed or EVM without regard to revenue sharing or other payments by such party in respect of distribution services. The Board also considered other direct or indirect benefits currently received and expected to be received by OrbiMed or EVM in connection with their relationships with the Portfolio and the Fund, including the benefits to OrbiMed of research services that may be available as a result of securities transactions effected for the Portfolio and other investment advisory clients and the benefits to EVM of payments by OrbiMed to an affiliate of EVM to support marketing of the Fund, which payments will cease upon the effectiveness of the New Agreements.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the package of inter-related services to be rendered by OrbiMed and EVM under the New Agreements, the profits expected to be realized by OrbiMed and EVM under the New Agreements are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which OrbiMed and EVM, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and OrbiMed’s and EVM’s profitability may have been affected by such increases or decreases. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to be shared equitably.

Renewal of Current Agreements Pending Shareholder Approval of New Agreements

At a meeting of the Board held on April 25, 2011 (the “April Meeting”), the Board considered the fact that the New Agreements approved by the Board on February 7, 2011 were subject to shareholder approval pursuant to a proxy solicitation process in connection with a special meeting of shareholders of the Fund to be held July 1, 2011 for the purpose of considering the New Agreements. Accordingly, at the April Meeting, the Board, including a majority of the Independent Trustees, voted to approve continuation of the Current Agreements for an additional one-year period or until such time as the New Agreements are approved by shareholders of the Fund. In voting its approval of the continuation of the Current Agreements, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board. Prior to making its recommendation, the Contract Review Committee reviewed the information furnished in connection with its approval of the New Agreements as well as additional information furnished in connection with a series of Contract Review Committee meetings held between February and April 2011, and in so doing reaffirmed each of the material considerations and conclusions described above with respect to the Current Agreements.

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Growth Trust (the Trust) and Worldwide Health Sciences Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Mr. Isaly, is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “OrbiMed” refers to OrbiMed Advisors LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 178 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Position(s)
with the
	Trust and		Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011	Private investor; formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (2006-2009) (open-end registered investment company); Partner, Coopers and Lybrand L.L.P. (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and		Principal Occupation(s) and Directorships
Name and Year of Birth	the Portfolio	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011	Managing Director, Taggart Associates (a professional practice firm); formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio	President of the Trust since 2011 and Vice President of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Samuel D. Isaly(2) 1945	President of the Portfolio	Since 2002	Managing Partner of OrbiMed.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

Management and Organization — continued

Position(s)
with the
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	The business address for Mr. Isaly is 767 Third Avenue, New York, NY 10017.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

Eaton Vance
Worldwide Health Sciences Fund

August 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

This Page Intentionally Left Blank

Sponsor and Manager of
Worldwide Health Sciences Portfolio and
Administrator of Eaton Vance Worldwide Health
Sciences Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Adviser of Worldwide Health Sciences Portfolio
OrbiMed Advisors LLC
767 3rd Avenue
New York, NY 10017

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

426-10/11	HSSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a)-(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended August 31, 2010 and August 31, 2011 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	8/31/10	8/31/11

Audit Fees	$48,000	$48,480

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$13,510	$13,650

All Other Fees(3)	$900	$900

Total	$62,410	$63,030

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended August 31, 2010 and August 31, 2011; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	8/31/10	8/31/11

Registrant	$14,410	$14,550

Eaton Vance(1)	$240,551	$224,191

(1)	Certain entities that provide ongoing services to the registrant are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not Applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not Applicable.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.

Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Worldwide Health Sciences Portfolio

By:	/s/ Samuel D. Isaly Samuel D. Isaly
President

Date:	October 17, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	October 17, 2011

By:	/s/ Samuel D. Isaly Samuel D. Isaly
President

Date:	October 17, 2011